UNITED STATES SECURITIES AND

EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 27, 2007

COLORADO GOLDFIELDS INC.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

000-51718

(Commission File Number)

20-0716175

(IRS Employer Identification No.)

10920 W. Alameda Avenue, Suite 207, Lakewood, Colorado, USA 80226

(Address of principal executive offices and Zip Code)

(303) 984-5324

Registrant's telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

Further to our Form 8-K filed on November 13, 2007, Manning Elliott LLP provided us with a letter addressed to the Securities and Exchange Commission stating that they agreed with the statements made in our Current Report on Form 8-K filed on November 13, 2007. A copy of the letter provided from Manning Elliott LLP dated November 26, 2007 is filed as Exhibit 16.1 to this Current Report on Form 8-K/A.

Item 9.01 Financial Statements and Exhibits.

16.1	Letter from Manning Elliott LLP dated November 26, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLORADO GOLDFIELDS INC.

By:	/s/ Todd C. Hennis
Todd C. Hennis
President and Chief Executive Officer

Dated: November 27, 2007

CW1540731.1